SUPPLEMENT DATED AUGUST 27, 2004 TO THE PROSPECTUSES DATED MAY 1, 2004 AND JULY 12, 2004 FOR:

EQ ADVISORS TRUST

This Supplement updates certain information contained in the Prospectuses dated May 1, 2004 and July 12, 2004, of EQ Advisors Trust (“Trust”). You may obtain an additional copy of each Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference.

Information Regarding the Distributors

The information below updates information regarding the Trust’s distributors as set forth in the section entitled “Fund Distribution Arrangements” in the Trust’s Prospectuses dated May 1, 2004 and July 12, 2004, respectively:

Subject to approval by the Board of Trustees of the Trust, it is anticipated that effective September 8, 2004, MONY Securities Corporation (“MONY Securities”) will become an additional distributor for the Class IA and Class IB shares of the Trust. MONY Securities is an indirect affiliate of The Equitable Life Assurance Society of the United States (the Trust’s Investment Manager and Administrator). MONY Securities is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

Information Regarding EQ/Alliance Premier Growth Portfolio

The information provided below updates information regarding the fees and expenses of EQ/Alliance Premier Growth Portfolio and should replace, in its entirety, that located in the section entitled “Portfolio Fees and Expenses” in the Trust’s Prospectus dated May 1, 2004.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are not fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Premier Growth Portfolio	Class IA shares	Class IB Shares
Management Fee	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.96%	1.21%
Less Fee Waiver/Expense Reimbursement*	(0.16)%	(0.16)%
Net Total Annual Portfolio Operating Expenses	0.80%	1.05%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example is assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	82	107
3 Years	2900	368
5 Years	516	650
10 Years	1,170	1,460

The information provided below updates information in the “Expense Limitation Provisions” section of the Prospectus with respect to the EQ/Alliance Premier Growth Portfolio.

Portfolios	Class IA Shares	Class IB Shares
EQ/Alliance Premier Growth Portfolio	0.80%	1.05%

Information Regarding EQ/MFS Investors Trust Portfolio

The information provided below updates information regarding the EQ/MFS Investors Trust Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled “Who Manages the Portfolio” in the Trust’s Prospectus dated May 1, 2004.

John D. Laupheimer and T. Kevin Beatty are responsible for the day-to-day management of the Portfolio. Mr. Laupheimer, a Senior Vice President, has been associated with MFS since 1981. Mr. Beatty, a Vice President, has been associated with MFS since 2002. Prior to joining MFS, Mr. Beatty was an investment research analyst at Fleet Investment Advisors.